Exhibit 99.2


   CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
          AS ADOPTED PURSUANT TO SECTION 906
            OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the accompanying Form 10-QSB of Dover
Investments Corporation for the quarter ended March 31, 2003,
I,  Erika Kleczek, Principal Financial Officer of Dover
Investments Corporation, hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) such Form 10-QSB for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in such Form 10-QSB for the quarter ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Dover Investments Corporation.



Date:     May 8, 2003           By: /s/ Erika Kleczek
                                                       Erika Kleczek
                                                       Principal Financial
                                                       Officer